                                                  UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549

                                                     FORM 8-K

                                              CURRENT REPORT PURSUANT
                                           TO SECTION 13 OR 15(D) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                          Date of report (Date of earliest event reported): July 20, 2005

                                                ACXIOM CORPORATION
                              (Exact Name of Registrant as Specified in Its Charter)

                                                     DELAWARE
                                  (State or Other Jurisdiction of Incorporation)

                  0-13163                                                       71-0581897
         (Commission File Number)                                    (IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas                         72203-8180
         (Address of Principal Executive Offices)                               (Zip Code)

                                                   501-342-1000
                               (Registrant's Telephone Number, Including Area Code)

                                                  Not Applicable
                           (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

         On July 20, 2005, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial performance for the first quarter of fiscal year 2006.  The Company will hold a conference call at
4:30 p.m. CDT today to discuss this information further.  Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com.  The press release is furnished herewith as Exhibit
99.1 and incorporated by reference herein.

         The Company's press release, including the Financial Road Map, and other communications from time to time include certain non-GAAP financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes)
amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

         The attached press release utilizes a measure of free cash flow.  Free cash flow is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions.  The Company's management believes that while free cash flow does not represent the amount of money available for the Company's discretionary spending since certain obligations of the Company must be funded out of free cash flow, it nevertheless provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs.

         In addition, return on invested capital, also included in the attached press release, is a non-GAAP financial measure.  Management defines "return on invested capital" as income from operations adjusted for the implied interest expense included in operating leases divided by the trailing four quarters' average invested capital.  The implied interest adjustment for operating leases is calculated by multiplying the average quarterly balances of the present value of operating leases [(beginning balance + ending balance)/2] times an 8% implied interest rate on the leases.  Average invested capital is defined as the trailing 4 quarter average of the ending quarterly balances for total assets less cash, less non-interest bearing liabilities, plus the present value of operating leases.  Management believes that return on invested capital is useful because it provides investors with additional useful information for evaluating the efficiency of the Company's capital deployed in its operations.  Return on invested capital does not consider whether the business is financed with debt or equity, but rather calculates a return on all capital invested in the business.  Return on invested capital includes the present value of future payments on operating leases as a component of the denominator of the calculation, and adjusts the numerator of the calculation for the implied interest expense on those operating leases, in order to recognize the fact that the Company finances portions of its operations with leases instead of using either debt or equity.

         EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  EBITDA is not mentioned in the attached press release, but may be discussed during the conference call.  EBITDA can be calculated directly from the financial statements by adding pre-tax income plus interest expense from the statement of operations plus depreciation and amortization from the cash flow statement.  Management believes
EBITDA is a useful measure of liquidity which may be used by investors to assess the Company's ongoing operations and liquidity.

         The non-GAAP financial measures used by the Company in the attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

ITEM 8.01.        OTHER EVENTS

         The Registrant issued a second press release dated July 20, 2005 announcing that the Company's Board of
Directors has completed its evaluation of ValueAct Capital's July 12, 2005 proposal to negotiate an acquisition of the Company, and has determined that pursuing the ValueAct proposal is not in the best interests of the
Company and its shareholders.  The Press Release is furnished herewith and is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are furnished herewith:

  Exhibit
  Number                                                 Description
------------ -------------------------------------------------------------------------------------------------------

   99.1      Press Release of the Company dated July 20, 2005 announcing 1st quarter earnings for FY 2006.

   99.2      Press Release of the Company dated July 20, 2005 announcing the Board of Directors' decision regarding ValueAct Capital's July 12, 2005 proposal.

                                                     SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 20, 2005

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                        -------------------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

                                                   EXHIBIT INDEX

  Exhibit
  Number                                                  Description
--------------------------------------------------------------------------------------------------------------------

   99.1      Press Release of the Company dated July 20, 2005 announcing 1st quarter earnings for FY 2006.

   99.2      Press Release of the Company dated July 20, 2005 announcing the Board of Directors' decision regarding ValueAct Capital's July 12, 2005 proposal.